UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2009

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On August 14, 2009, CRA International, Inc. (the “Company”) announced the preliminary results of an independent, voluntary review of its historical practices regarding its accounting for acquisition-related earn-out payments that have been made to sellers in connection with the Company’s purchase of acquired businesses. This review has been completed, the results are consistent with the preliminary announcement the Company made on August 14, 2009, and no material corrections are required to its previously filed financial statements. As a result of this review, the Company has determined that it will correct the immaterial errors in its previously issued 2006, 2007, 2008 and 2009 financial statements by making adjustments to prior comparative period financial information beginning with its Quarterly Report on Form 10-Q for the quarter ended September 4, 2009. The immaterial corrections have no effect on 2009 results of operations, cash, or cash flows from operations.

An immaterial error occurred as a result of a $5 million earn-out payment made by the Company to the seller of a business it acquired which was subsequently distributed by the seller to certain continuing employees of the acquired business. This payment was initially accounted for as additional purchase price and included in goodwill. In connection with the Company’s voluntary review, the Company determined that the $5 million had not been distributed by the seller in accordance with its initial ownership percentage interests and that this amount should be re-characterized as compensation expense and should be charged to income over the period the earn-out payment was earned by the seller. The $5 million earn-out payment was earned over the two-year period beginning in May 2006 or the eight consecutive quarters beginning in the third quarter of fiscal 2006. The $5 million was paid to the seller in July 2007 as agreed to in the purchase agreement with the seller, however, the retention of the $5 million by the seller was based on the financial performance of the acquired business over the two-year period beginning in May 2006. Accordingly, the $5 million should be charged to compensation expense over that two-year period or the eight consecutive quarters beginning in the third quarter of fiscal 2006, on a level basis. The after tax net income effect of the compensation expense is $2.9 million. Due to the 16 week length of the third quarter and the 12 week length of the first, second and fourth quarters, the compensation expense charge in the two third-quarter periods is $769,000 ($452,000 after tax net income effect) and the compensation expense charge in the six other quarters is $577,000 ($339,000 after tax net income effect) for the affected two-year period.

Furthermore, in May 2009, a payment of $10.2 million was placed in escrow as a progress payment related to a possible future earn-out amount that the seller of the acquired business referenced above could earn. The $10.2 million progress payment was calculated and paid pursuant to the terms of the purchase agreement with the seller. At the time it was calculated, the $10.2 million was recorded as goodwill in error. However, this amount was not earned by the seller at any point and the Company expects the entire $10.2 million placed in escrow to be returned to the Company. This immaterial error affected the balance sheet only and will be corrected in future presentations of prior comparative period financial information, beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 4, 2009.

The Company, after consultation with its independent registered public accountants, has concluded that the adjustments referenced above are not material to the Company’s reported financial results for any prior period. Accordingly, in accordance with Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” the Company will reflect the adjustments as an immaterial revision to previously issued financial statements and include the adjustments in future presentations of prior comparative period financial information, beginning with its Quarterly Report on Form 10-Q for the quarter ended September 4, 2009. No restatement of any of the Company’s historical financial statements will be required.

Statements in this report concerning the future business, operating results and financial condition of the Company and statements using the terms “anticipates,” “believes,” “expects,” “should,” or similar expressions, are “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations and are subject to a number of factors and uncertainties. Information contained in these forward-looking statements is inherently uncertain and actual performance and results may differ materially due to many important factors. Such factors that could cause actual results to differ materially from any forward-looking statements made by the Company include, among others, the Company’s restructuring costs and attributable annual cost savings, changes in the Company’s effective tax rate, share dilution from the Company’s convertible debt offering and stock-based compensation, dependence on key personnel, attracting and retaining qualified consultants, dependence on outside experts, utilization rates, factors related to its acquisitions, including integration of personnel, clients, offices, and unanticipated expenses and liabilities, the risk of impairment write downs to the Company’s intangible assets, including goodwill, if the Company’s enterprise value declines below certain levels, risks associated with acquisitions it may make in the future, risks inherent in international operations, the performance of NeuCo, changes in accounting standards, rules and regulations, changes in the law that affect its practice areas, management of new offices, the potential loss of clients, the ability of customers to terminate the Company’s engagements on short notice, dependence on the growth of the Company’s business consulting practice, the unpredictable nature of litigation-related projects, the ability of the Company to integrate successfully new consultants into its practice, general economic conditions, intense competition, risks inherent in litigation, and professional liability. Further information on these and other potential factors that could affect the Company’s financial results is included in the Company’s filings with the Securities and Exchange Commission. The Company cannot guarantee any future results, levels of activity, performance or achievement. The Company undertakes no obligation to update any of its forward-looking statements after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: October 1, 2009	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Executive Vice President, Treasurer, and Chief Financial Officer